EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, James W. Stratton, Chief Executive Officer of The Stratton Funds, Inc. (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 21, 2003	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, James A. Beers, Chief Financial Officer of The Stratton Funds, Inc. (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 21, 2003	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)